SECURITY AGREEMENT

     SECURITY AGREEMENT (this "Agreement"), dated as of October 25, 2006, between GREENSHIFT CORPORATION, a Delaware corporation ("Grantor"), and THE STILLWATER ASSET-BACKED FUND LP, a Delaware limited partnership ("Lender"). The Lender and NextGen Acquisition Inc., a Delaware corporation (the "Borrower") are concurrently entering into a credit agreement, dated as of even date herewith, (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") pursuant to which the Lender will make a Term Loan (as such term is defined in the Credit Agreement) to the Borrower, pursuant to, and subject to the terms and conditions thereof.

     Execution and delivery of this Agreement is a condition precedent to the making of the Term Loan.

     The obligation of the Lender to make the Term Loan is conditioned, among other things, on the execution and delivery by the Grantor of this Agreement to secure the Obligations (as such term will be defined in the Credit Agreement), such Obligations to include, without limitation, the due and punctual payment and performance of (a) the principal of and interest and fees on the Term Loan, when and as due, whether at maturity, by acceleration, or otherwise, (b) all obligations of the Grantor at any time and from time to time under this Agreement and (c) all other obligations at any time and from time to time under the Credit Agreement, this Agreement and the other Financing Agreements.

     Accordingly, the Grantor and the Lender hereby agree as follows:

1. Definitions of Terms. All capitalized terms used herein, but not defined herein, shall have the meanings set forth in the Credit Agreement. As used herein, the following terms shall have the following meanings:

     (a) "Account" shall mean all present and future rights of the Grantor to payment of a monetary obligation, whether or not earned by performance, which is not evidenced by chattel paper or an instrument,
          (i) for services rendered or to be rendered, or (ii) for a secondary obligation incurred or to be incurred.

     (b) "Chattel Paper", "Documents" and "Instruments" shall have the meanings set forth in the NYUCC.

     (c) "Equipment" shall mean all of the equipment of the Grantor, including, without limitation, all machinery, data processing and computer equipment (whether owned or licensed and including embedded software), vehicles, tools, furniture, fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located. Without limitation to the generality of the foregoing, such term shall also include all "Equipment" as defined in the NYUCC.

     (d) "General Intangibles" shall mean all of any Grantor's present and future general intangibles of every kind and description, including, without limitation, contract rights, payment intangibles, trade names and trademarks and the goodwill of the business symbolized thereby, deposit accounts, letters of credit, and federal, state and local tax refund claims of all kinds. Without limitation to the generality of the foregoing, such term shall also include all "General Intangibles" as defined in the NYUCC.

     (e) "NYUCC" shall mean the Uniform Commercial Code as in effect in the State of New York.

     (f) "Proceeds" shall mean any consideration received from the sale, lease, exchange or other disposition of any asset or property which constitutes Collateral, any other value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the loss, nonconformity, or interference with the use of, defects or infringements of rights, or damage to any asset or property that constitutes Collateral, and shall include, without limitation, all cash and negotiable instruments received or held by the Lender pursuant to any lockbox or similar arrangement relating to the payment of Accounts or Receivables.

     (g)  "Receivable"  shall mean all of the following property of the Grantor:
          (a) all Accounts; (b) all interest, fees, late charges, penalties, collection fees and other amounts due or to become due or otherwise payable in connection with any Account; (c) all payment intangibles;
          (d) letters of credit, indemnities, guarantees, security or other deposits and proceeds thereof issued and payable to the Grantor or otherwise in favor of or delivered to the Grantor in connection with any Account; or (e) all other accounts, contract rights, chattel paper, instruments, notes, general intangibles and other forms of obligations owing to the Grantor, whether from the rendition of services or otherwise associated with any Accounts, or general intangibles of the Grantor (including, without limitation, choses in action, causes of action, tax refunds, tax refund claims, any funds which may become payable to the Grantor in connection with the termination of any Plan or other employee benefit plan and any other amounts payable to the Grantor from any Plan or other employee benefit plan, rights and claims against insurance carriers, rights to indemnification, business interruption insurance and proceeds thereof, casualty or any similar types of insurance and any proceeds thereof and proceeds of insurance covering the lives of employees on which the Grantor is a beneficiary).

     (h) "Records" shall mean all of the Grantor's files, present and future books of account of every kind or nature, invoices, ledger cards, statements, correspondence, memoranda, and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of the Grantor with respect to the foregoing maintained with or by any other person).

2. Grant and Perfection of Security Interest. (a) As security for the payment or performance, as the case may be, of the Obligations, the Grantor hereby creates and grants to the Lender, its successors and its assigns, a continuing security interest in, lien upon, and right of setoff against, and hereby assigns to the Lender, all personal property and fixtures and interests of the Grantor, whether now owned or hereafter acquired or existing and wherever located (together with all other collateral security for the Obligations at any time granted to or held or acquired by the Lender), collectively the "Collateral", including, without limitation, all of the Grantor's right, title and interest in the following:

          (i)  all Receivables;

          (ii) all General Intangibles;

          (iii) all goods, including, without limitation, Equipment;

          (iv) Chattel Paper, including, without limitation, all tangible and electronic chattel paper;

          (v) all Instruments, including, without limitation, all promissory notes;

          (vi) all Documents;

          (vii) all deposit accounts;

          (viii) all letters of credit, banker's acceptances and similar instruments and including all letter-of-credit rights;

          (ix) all supporting obligations and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of any Collateral, including (A) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, and (B) deposits by and property of account debtors or other persons securing the obligations of account debtors;

          (x) all (A) investment property (including securities, whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts) and (B) monies, credit balances, deposits and other property of the Grantor now or hereafter held or received by or in transit to the Lender or at any other depository or other institution from or for the account of the Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise;

          (xi) all commercial tort claims;

          (xii) all Records; and

          (xiii) all products and Proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the other Collateral.

     (b) The Grantor irrevocably and unconditionally authorizes the Lender (or its agent) to file at any time and from time to time such financing statements with respect to the Collateral naming the Lender as the secured party and the Grantor as debtor, as the Lender may require, and including any other information with respect to the Grantor or otherwise required by Article 9 of the Uniform Commercial Code of such jurisdiction as the Lender may determine in good faith, together with any amendment and continuations with respect thereto, which authorization shall apply to all financing statements filed on, prior to or after the date hereof. The Lender hereby ratifies and approves all financing statements naming the Lender as secured party and the Grantor as debtor with respect to the Collateral (and any amendments with respect to such financing statements) filed by or on behalf of the Lender prior to the date hereof and ratifies and confirms the authorization of the Lender to file such financing statements (and amendments, if any). The Grantor hereby authorizes the Lender to adopt on behalf of the Grantor any symbol required for authenticating any electronic filing. In the event that the description of the collateral in any financing statement naming the Lender as the secured party and the Grantor as debtor includes assets and properties of the Grantor that do not at any time constitute Collateral, whether hereunder, under any of the other Financing Agreements or otherwise, the filing of such financing statement shall nonetheless be deemed authorized by the Grantor to the extent of the Collateral included in such description and it shall not render the financing statement ineffective as to any of the Collateral or otherwise affect the financing statement as it applies to any of the Collateral, provided, that, in such event, upon the Grantor's written request and at the Grantor's expense, the Lender shall file such amendments to its financing statements to change the assets described therein so as to constitute the Collateral. In no event shall the Grantor at any time file, or permit or cause to be filed, any correction statement or termination statement with respect to any financing statement (or amendment or continuation with respect thereto) naming the Lender as secured party and the Grantor as debtor so long as this Agreement has not been terminated or all of the Obligations have not been paid and satisfied in full in immediately available funds.

     (c) In the event that any goods, documents of title are at any time after the date hereof in the custody, control or possession of another person, the Grantor shall promptly notify the Lender thereof in writing. Promptly upon the Lender's request, the Grantor shall promptly obtain an acknowledgment from such other person, in form and substance satisfactory to the Lender, that such other person, inter alia, acknowledges the security interest of the Lender in such collateral, agrees to waive any and all claims such other person may, at any time, have against such collateral, and agrees to permit the Lender access to, and the right to remain on, the premises of such other person so as to exercise the Lender's rights and remedies and otherwise deal with such collateral and in the case of any person who at any time has custody, control or possession of any Collateral, holds such collateral for the benefit of the Lender and shall agrees to act upon the instructions of the Lender, without the further consent of the Grantor.

     (d) The Grantor agrees at all times to keep in all material respects accurate and complete accounting records with respect to the Collateral, including, but not limited to, a record of all payments and Proceeds received.

3. Further Assurances. The Grantor agrees to take any other actions reasonably requested by the Lender to insure the attachment, perfection of, and the ability of the Lender to enforce, the security interest of the Lender in any and all of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the NYUCC or other applicable law, to the extent, if any, that the Grantor's signature thereon is required therefor, (ii) causing the Lender's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the security interest of the Lender in such Collateral, (iii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the security interest of the Lender in such Collateral,
     (iv) obtaining the consents and approvals of any governmental and other third party consents and approvals, including, without limitation, any consent of any other person obligated on Collateral, (v) paying any fees and taxes required in connection with the execution and delivery of this Agreement or the granting of the security interest of the Grantor, and (vi) taking all actions required by any earlier versions of the NYUCC or by other law, as applicable in any relevant jurisdiction.

4. Inspection and Verification. The Lender and such persons as the Lender may designate shall have the right, at any reasonable time or times, and upon reasonable notice (which may be telephonic), to inspect the Collateral owned by the Grantor, all records related thereto (and to make extracts and copies from such records), and the premises upon which any such Collateral is located, to discuss the Grantor's affairs with the officers of the Grantor and its independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, and condition of or any other matter relating to, such Collateral, including, in the case of Receivables or Collateral in the possession of a third person, contacting account debtors or a third person possessing such Collateral for the purpose of making such a verification. The provisions of this Section 4 shall not be deemed to limit the Lender's rights under the Credit Agreement.

5. Taxes; Encumbrances. At its option, the Lender may discharge past due taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted under the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent the Grantor fails to do so as required by the Credit Agreement, and the Grantor agrees to reimburse the Lender on demand for any payment made or any expense incurred by it pursuant to the foregoing authorization; provided, however, that nothing in this Section 5 shall be interpreted as excusing the Grantor from the performance by it of any covenants or other promises with respect to taxes, liens, security interests or other encumbrances and maintenances as set forth herein or in the Credit Agreement.

6. Assignment of Security Interest. If at any time the Grantor shall take and perfect a security interest in any property of an account debtor or any other person to secure payment and performance of a Receivable, any contract right, or payment intangible the Grantor shall promptly assign such security interest to the Lender. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the account debtor or other person granting the security interest.

7. Records. The Grantor shall keep or cause to be kept records with respect to the Collateral, which are complete and accurate in all material respects. In addition, the Grantor will provide the Lender with such further schedules and/or information with respect thereto as the Lender may reasonably require.

8. Priority. The Lender's security interest in the Collateral is and shall remain a second priority security interest, subject only to (i) the first priority security interest of Cornell Capital Partners, LP in accordance with the terms and conditions of the Intercreditor Agreement and (ii) any security interests granted pursuant to Secondary Guarantor Indebtedness in accordance with the terms and conditions of the Credit Agreement.

9. Protection of Security. The Grantor shall, at its own cost and expense, take any and all actions reasonably necessary to defend title to the Collateral owned by it against all persons and to defend the security interest of the Lender in such Collateral, and the priority thereof, against any Lien of any nature whatsoever except for Liens which may be permitted by the Credit Agreement.

10. Continuing Obligations of the Grantor. The Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement, interest or obligation relating to the Collateral, all in accordance with the terms and conditions thereof, and shall indemnify and hold harmless the Lender from any and all such liabilities.

11. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Lender shall have the right to take any or all of the following actions at the same or different times: with or without legal process and with or without previous notice or demand for performance, to take possession of the Collateral and without liability for trespass (except for actual damage caused by the Lender's gross negligence or willful misconduct) to enter any premises where such Collateral may be located for the purpose of taking possession of or removing such Collateral and, generally, to exercise any and all rights afforded to a secured party under, and subject to its obligations contained in, the Uniform Commercial Code as in effect in any state or other applicable law. Without limiting the generality of the foregoing, the Grantor agrees that the Lender shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Lender shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Grantor, and the Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which the Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

          Without limiting the foregoing, upon the occurrence and during the continuance of an Event of Default, the Lender may, in its discretion, enforce the rights of the Grantor against any account debtor or other obligor in respect of any of the Receivables. Without limiting the generality of the foregoing, at any time or times that an Event of Default exists or has occurred and is continuing, the Lender may, in its discretion, at such time (i) notify any or all account debtors or other obligors in respect thereof that the Receivables have been assigned to the Lender and that the Lender has a security interest therein and the Lender may direct any or all account debtors and other obligors to make payment of the Receivables directly to the Lender, (ii) extend the time of payment of, compromise or settle, and upon any terms or conditions, any and all Receivables and thereby discharge or release the account debtor or any secondary obligors or other obligors in respect thereof without affecting any of the Obligations, (iii) demand, collect or enforce payment of any Receivable or such other obligations, but without any duty to do so, and the Lender shall not be liable to Grantor (or any Affiliate of Grantor) for any failure to collect or enforce the payment thereof nor for the negligence of its agents or attorneys with respect thereto and (iv) take whatever other action the Lender may deem necessary or desirable for the protection of its interests. At any time that an Event of Default exists or has occurred and is continuing, at the Lender's request, any notice or demand for payment sent to any account debtor shall state that the Receivables and such other obligations have been assigned to the Lender and are payable directly and only to the Lender and the Grantor shall deliver to the Lender such originals of documents evidencing the sale and delivery of goods or the performance of services giving rise to any Receivables as the Lender may require.

          The Lender shall give the Grantor ten (10) days' written notice (which the Grantor agrees is reasonable notice within the meaning of Section 9-611 of the NYUCC) of the Lender's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Lender may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Lender may (in its sole and absolute discretion, exercised in a commercially reasonable manner) determine. The Lender shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Lender until the sale price is paid by the purchaser or purchasers thereof, but the Lender shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 11, the Lender may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of the Grantor (all said rights being also hereby waived and released to the extent permitted by law), with respect to the Collateral or any part thereof offered for sale and the Lender or any such Lender may make payment on account thereof by using any claim then due and payable to the Lender from the Grantor as a credit against the purchase price, and the Lender may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Lender shall be free to carry out such sale and purchase pursuant to such agreement, and the Grantor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Lender shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Lender may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

12. Application of Proceeds. The proceeds of any collection or sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Lender as follows:

          FIRST, to the payment of all reasonable costs and expenses incurred by the Lender in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Lender hereunder on behalf of the Borrower and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

          SECOND, to principal and then interest on the Term Loan and all other fees, costs, charges and other Obligations arising under the Credit Agreement; and

          THIRD, to the Grantor, its successors and assigns, or as a court of competent jurisdiction may otherwise direct.

          Upon any sale of the Collateral by the Lender (including, without limitation, pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Lender or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Lender or such officer or be answerable in any way for the misapplication thereof.

13.  Additional Covenants as to the Collateral.

     (a)  The  Grantor  shall keep the  Collateral  at  locations  specified  in
          Schedule I attached hereto and the Grantor will not remove the Collateral from such locations without providing at least thirty (30) days' prior written notice to the Lender.

     (b) Without providing at least thirty (30) days' prior written notice to the Lender, the Grantor will not change (i) its name, its chief executive office or the location of its records from the locations specified in Schedule I attached hereto or (ii) its type of organization, jurisdiction of organization or other legal structure.

     (c) The Grantor shall cause its Equipment to be maintained in the same condition, repair and working order as when new, ordinary wear and tear excepted, and shall forthwith, or in the case of any loss or damage to any such Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable to such end. The Grantor shall promptly furnish to the Lender a statement respecting any loss or damage to any of its Equipment.

14.  Security  Interest  Absolute.  All  rights  of the  Lender  hereunder,  the security interest created hereby, and all obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement, any other agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the
     Obligations, or any other amendment or waiver of or consent to any departure from the Credit Agreement, or any other agreement or instrument,
     (iii) any exchange, release or nonperfection of any other Collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to, or discharge of, the Grantor or any other obligor in respect of the Obligations or in respect of this Agreement.

15. No Waiver. No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Lender shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

16. Lender Appointed Attorney-in-Fact. The Grantor hereby appoints the Lender the attorney-in-fact of the Grantor solely for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.

17. Fees and Expenses. The Grantor shall be obligated to, within ten (10) days after demand, pay to the Lender the amount of any and all expenses, including the reasonable fees and expenses of its counsel and of any experts or agents which the Lender may incur in connection with (i) the administration of this Agreement, including the cost and expenses of the Lender's Collateral examination as provided in the Credit Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Lender hereunder, or (iv) the failure by the Grantor to perform or observe any of the provisions hereof. In addition, the Grantor indemnifies and holds the Lender harmless from and against any and all liability incurred by the Lender hereunder or in connection herewith, unless such liability shall be due to the gross negligence or willful misconduct of the Lender, as the case may be. Any such amounts payable as provided hereunder or thereunder shall be additional Obligations secured hereby and by the other Financing Agreements.

18.  Submission to Jurisdiction.

     (a) Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York (located in New York County) or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Grantor hereby accepts for itself and in respect of his property, generally and unconditionally, the jurisdiction of the aforesaid courts.

     (b) The Grantor hereby irrevocably waives, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

     (c) The Grantor hereby irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it, as the case may be, at its address set forth in the Credit Agreement.

     (d) Nothing herein shall affect the right of the Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Grantor in any other jurisdiction which the Lender deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against the Grantor or its property.

19.  Entire  Agreement;  Waiver of Jury Trial,  etc.

     (a) This Agreement and the other Financing Agreements constitute the entire contract between the parties hereto relative to the subject matter hereof. Except as expressly provided herein or in the other Financing Agreements, nothing in this Agreement or in the other Financing Agreements, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement the other Financing Agreements.

     (b) EXCEPT AS PROHIBITED BY LAW, EACH PARTY HERETO HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND THE OTHER FINANCING AGREEMENTS.

     (c) Except as prohibited by law, each party hereto hereby waives any right it may have to claim or recover in any litigation arising under the Financing Agreements, any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.

     (d) Each party hereto (i) certifies that no representative, Lender or attorney of the Lender has represented, expressly or otherwise, that the Lender would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that it has been induced to enter into this Agreement or the other Financing Agreements, as applicable, by, among other things, the mutual waivers and certifications herein.

20. Binding Agreement; Assignments. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Grantor shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or any cash or property held by the Lender as Collateral under this Agreement, except as contemplated by this Agreement or the Credit Agreement.

21. Applicable Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York (other than the conflicts of laws principles thereof) except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular collateral are governed by the laws of a jurisdiction other than the State of New York.

22. Notices. All communications and notices hereunder shall be in writing and given as provided in the Credit Agreement.

23. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

24. Section Headings. Section headings used herein are for convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

25. Counterparts; Facsimile Signatures. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall be delivered to the Lender. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed signature page hereto.

26. Termination. This Agreement shall terminate when (a) all the Obligations have been fully and indefeasibly paid in immediately available funds and
     (b) the Credit Agreement has been terminated.

27. Credit Agreement. The Grantor acknowledges that this Agreement does not and shall not be construed as requiring the Lender to enter into the Credit Agreement or make the Term Loan.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement as of the day and year first above written.

                          GREENSHIFT CORPORATION

                          By: /s/ Kevin Kreisler
                              ---------------------------------
                          Name:   Kevin Kreisler
                          Title:  Chairman and Chief Executive Officer


                          THE STILLWATER ASSET-BACKED FUND LP


                          By:      /s/
                          Name:
                          Title: